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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 28, 2000

                               NETCENTIVES INC.
            (Exact name of Registrant as specified in its charter)

           Delaware                      000-27253             93-1213291
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)

                               690 Fifth Street
                            San Francisco, CA 94107
              (Address of principal executive offices) (Zip code)

                                (415) 538-1888
             (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)
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Item 5.   Other Events

     On January 28, 2000, the Company entered into an Interactive Marketing and Software Distribution Agreement with America Online, Inc.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     Exhibit 10.22   Interactive Marketing and Software Distribution Agreement.*

     Exhibit 99.1    Netcentives Inc. Press Release dated January 31, 2000.

     ___________

     * Confidential Treatment Requested

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NETCENTIVES INC.


Date:  February 14, 2000              /S/ JOHN F. LONGINOTTI
                                      -----------------------------------
                                      John F. Longinotti
                                      Executive Vice President and CFO
                                      (Duly Authorized and Principal Financial
                                      and Accounting Officer)

                                      -3-
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                               NETCENTIVES INC.

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER
------

 10.22    Interactive Marketing and Software Distribution Agreement*

 99.1     Netcentives Inc. Press Release dated January 31, 2000

     _________

* Confidential Treatment Requested

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